Exhibit 32.1

Certification Pursuant to Section 906  of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Scott Masse, Chief Executive Officer of  Dynamic Natural Resources, Inc. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1.  the Annual Report on Form 10-KSB of the Corporation for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dynamic Natural Resources, Inc. a Nevada Corporation

Dated March 24, 2008	By:	/s/ Scott Masse
Scott Masse
Chief Executive Officer